UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2007

EVANS & SUTHERLAND COMPUTER CORPORATION
(Exact name of registrant as specified in its charter)

Utah	001-14677	87-0278175
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

770 Komas Drive

Salt Lake City, Utah 84108

(Address of Principal Executive Offices)

(801) 588-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On April 2, 2007, Evans & Sutherland Computer Corporation issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2006.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of Evans & Sutherland Computer Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.                                          Financial Statements and Exhibits

(d)           Exhibits.

99.1                           Press Release, dated April 2, 2007, issued by Evans & Sutherland Computer Corporation, furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2007	EVANS & SUTHERLAND COMPUTER CORPORATION

	By:	/s/ Paul L. Dailey
Paul L. Dailey
Chief Financial Officer
and Corporate Secretary

Exhibit Index

Exhibit 99.1. Press Release, dated April 2, 2007, issued by Evans & Sutherland Computer Corporation.